Exhibit 99.1

Magna Entertainment Corp.
337 Magna Drive
Aurora, Ontario,
Canada L4G 7K1
Tel (905) 726-2462
Fax (905) 726-2585

PRESS RELEASE

Magna Entertainment Corp. Announces
Amendments and Extensions of Financing Arrangements

AURORA, ON, October 15, 2008 - Magna Entertainment Corp. (“MEC” or the “Company”) (NASDAQ: MECA; TSX: MEC.A) today announced changes to certain of its financing arrangements including:

•                  extending the maturity date of its $40 million senior secured revolving credit facility (the “Senior Bank Facility”) with a Canadian chartered bank from October 15, 2008 to November 17, 2008; and

•                  extending the maturity date of its bridge loan facility (the “Bridge Loan”) with a subsidiary (the “MID Lender”) of MI Developments Inc. (“MID”), MEC’s controlling shareholder, from October 31, 2008 to December 1, 2008 and increasing the maximum commitment available from $110 million to $125 million. MEC is also now permitted to redraw amounts that it repaid in July 2008 (approximately $4.5 million) such that the amount available to MEC under the Bridge Loan will be increased by approximately $19.5 million.

Also, further draws under the Bridge Loan will not be permitted after November 17, 2008 unless the Senior Bank Facility is further extended or replaced.

MEC has received a notice from the MID Lender advising that a required repayment of $100.0 million under the Gulfstream Park project financing with the MID Lender has also been extended to December 1, 2008, during which time any repayments made under the Gulfstream Park facility or the Remington Park facility will not be subject to a make-whole payment.

MEC incurred a fee of $0.4 million in connection with the extension of the Senior Bank Facility, a fee of $1.25 million in connection with the extension of the Bridge Loan and an extension fee of $1.0 million under the Gulfstream Park facility.

As we have previously disclosed, although we continue to take steps to implement our debt elimination plan, real estate and credit markets have continued to demonstrate weakness to date in 2008 and we do not expect that we will be able to complete asset sales at acceptable prices as quickly or for amounts as originally contemplated.  As a result, combined with our upcoming debt maturities and our operational funding requirements, we will again need to seek extensions or additional funds in the short-term from one or more possible sources.  The availability of such extensions or additional funds from existing lenders, including our controlling shareholder, or from other sources is not assured and, if available, the terms thereof are not determinable at this time.

Consideration of the amendments to the financing arrangements with the MID Lender was supervised by the Special Committee of MEC’s board of directors consisting of Jerry D. Campbell (Chairman), Anthony J. Campbell and William J. Menear. The approval of MEC’s board followed a favorable recommendation of the Special Committee.

MEC will file a material change report as soon as practicable after issuing this press release. The material change report will be filed less than 21 days prior to the closing of the loan amendments.  The timing of the material change report is, in MEC’s view, both necessary and reasonable because the terms of the amendments were settled and approved by MEC’s board of directors and MEC requires immediate funding to address its short-term liquidity needs.

MEC, North America’s largest owner and operator of horse racetracks, based on revenue, develops, owns and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. MEC also develops, owns and operates casinos in conjunction with its racetracks where permitted by law. MEC owns and operates AmTote International, Inc., a provider of totalisator services to the pari-mutuel industry, XpressBet(R), a national Internet and telephone account wagering system, as well as MagnaBet(TM) internationally. Pursuant to joint ventures, MEC has a fifty percent interest in HorseRacing TV(R), a 24-hour horse racing television network, and TrackNet Media Group LLC, a content management company formed for distribution of the full breadth of MEC’s horse racing content.

FORWARD-LOOKING STATEMENTS

This Report contains “forward-looking statements” within the meaning of applicable securities legislation, including Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and forward-looking information as defined in the Securities Act (Ontario) (collectively referred to as forward-looking statements). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act (Ontario) and include, among others, statements regarding the anticipated maturity date of our Senior Bank Facility and Bridge Loan and other matters that are not historical facts.

Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or the times at or by which such performance or results will be achieved. Undue reliance should not be placed on such statements. Forward-looking statements are based on information available at the time and/or management’s good faith assumptions and analyses made in light of the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond the Company’s control, that could cause actual events or results to differ materially from such forward-looking statements. Important factors that could cause actual results to differ materially from the Company’s forward-looking statements include, but may not be limited to, material adverse changes in: general economic conditions; the popularity of racing and other gaming activities as recreational activities; the regulatory environment affecting the horse racing and gaming industries; the Company’s ability to obtain or maintain government and other regulatory approvals necessary or desirable to proceed with proposed real estate developments; increased regulation affecting certain of the Company’s non-racetrack operations, such as broadcasting ventures; and the Company’s ability to develop, execute or finance the Company’s strategies and plans within expected timelines or budgets. In drawing conclusions set out in our forward-looking statements above, we have assumed, among other things, that we will continue with our efforts to implement the September 12, 2007 adopted plan to eliminate the Company’s debt, although not on the originally contemplated time schedule, and comply with the terms of and/or obtain waivers or other concessions from the Company’s lenders and refinance or repay on maturity the Company’s existing financing arrangements (including the Senior Bank Facility and the Bridge Loan), and there will not be any material adverse changes in: general economic conditions; the popularity of horse racing and other gaming activities; weather and other environmental conditions at the Company’s facilities; the regulatory environment; and our ability to develop, execute or finance the Company’s strategies and plans as anticipated.

Forward-looking statements speak only as of the date the statements were made. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking statements. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

SOURCE Magna Entertainment Corp.

CONTACT: Blake Tohana, Executive Vice-President and Chief Financial Officer, Magna Entertainment Corp., 337 Magna Drive, Aurora, ON L4G 7K1, Tel: (905) 726-7493